UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 4, 2014

Sara Creek Gold Corp.
(Exact name of registrant as specified in its charter)

Nevada	98-0511130
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

326 S. Coast Highway, Suite 102 Redondo Beach, CA	90277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 316-3623

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OF ASSETS

On February 6, 2014, Sara Creek Gold Corp. (“Sara Creek”, “we”, “us” or “our”) filed a Current Report on Form 8-K reporting that on February 4, 2014, its wholly owned subsidiary SCNRG, LLC closed on its acquisition of a 20.5108% working interest in the DEEP Lease (“20.5% Working Interest”), bringing SCNRG’s total working interest in the DEEP Lease to 87.1808%.

This Form 8-K/A amends the Form 8-K we filed on February 6, 2014, to include the 20.5% Working Interest’s audited financial statements for the two years in the period ended August 31, 2013, unaudited financial statements for the three months ended November 30, 2013 and 2012, and the unaudited pro forma financial information related to our acquisition of the 20.5% Working Interest required by Items 9.01(a) and 9.01(b) of Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial Statements of Business Acquired.

(i)
The audited financial statements of the 20.5% Working Interest as of and for the years ended August 31, 2013 and August 31, 2012, are attached as Exhibit 99.1 to this Form 8-K/A and incorporated by reference into this Form 8-K/A.

(ii)
The unaudited financial statements of the 20.5% Working Interest as of November 30, 2013 and August 31, 2013 and for the three month periods ended November 30, 2013 and 2012, are attached as Exhibit 99.2 to this Form 8-K/A and incorporated by reference into this Form 8-K/A.

(iii)	The consent of L. L. Bradford & Co., our independent auditors, is attached as Exhibit 23 to this Form 8-K/A.

(b)    Pro Forma Financial Information.

The following unaudited pro forma combined financial information related to the 20.5% Working Interest acquisition is attached as Exhibit 99.3 to this Form 8-K/A and incorporated by reference into this Form 8-K/A:

(i)	Unaudited Pro Forma Combined Balance Sheet as of November 30, 2013.

(ii)	Unaudited Pro Forma Combined Statement of Operations for the three months ended November 30, 2013 and the year ended August 31, 2013.

(iii)	Notes to Pro Forma adjustments.

(c)    The following exhibits are being filed as part of this Current Report on Form 8-K/A.

Exhibit Number	Description

23	Consent of L.L Bradford & Co.

99.1	20.5% Working Interest in DEEP Lease Audited Financial Statements as of and for the years in the period ended August 31, 2013 and August 31, 2012.

99.2	20.5% Working Interest in DEEP Lease Unaudited Condensed Financial Statements as of November 30, 2013 and August 31, 2013 and for the three month periods ended November 30, 2013 and 2012.

99.3	Unaudited Pro Forma Combined Financial Statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sara Creek Gold Corp.

Dated:	April 10, 2014

By:	/s/ Darren Katic
Darren Katic
Chief Executive Officer

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